EXHIBIT 10.1
PHOENIX RESIDENTIAL SECURITIES, LLC,
as Purchaser,
[_______________],
as Seller and Servicer,
[________],
as Seller,
PRS SERIES 20[__]-[__] TRUST,
as Issuer,
and
[_______],
as Indenture Trustee

MORTGAGE LOAN PURCHASE AGREEMENT

Dated as of [______], 20[__]

     This Mortgage Loan Purchase Agreement (the “Agreement”), dated as of [_______], 20[__], is made among [_______________] (“[___]” or the “Servicer”), [_______], as seller (“[_______]” or the “Seller” and together with [___], the “Sellers”), Phoenix Residential Securities, LLC, as purchaser (the “Purchaser”), PRS Series 20[__]-[__] Trust, as issuer (the “Issuer”), and [_______], as indenture trustee (the “Indenture Trustee”).
WITNESSETH:
     WHEREAS, [___], in the ordinary course of its business acquires and originates mortgage loans and acquired or originated all of the mortgage loans listed on the Mortgage Loan Schedule attached as Exhibit 1 hereto (the “Mortgage Loans”);
     WHEREAS, [___] sold the Mortgage Loans to [_______] (“[_______]”) pursuant to a Mortgage Loan Purchase Agreement (the “[_______] Purchase Agreement”), dated as of [_______], 20[__] (each date of sale, a “Prior Transfer Date”) among [_______], as purchaser, [___], as seller, [_______], as Issuer and [_______], as trustee;
     WHEREAS, [_______] sold the Mortgage Loans to [_______] pursuant to a Trust Agreement, dated as of [_______], 20[__], between [_______], as depositor and [_______], as owner trustee;
     WHEREAS, [_______] owns the Cut-Off Date Principal Balances and the Related Documents for the Mortgage Loans identified on the Mortgage Loan Schedule attached as Exhibit 1 hereto, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise, and (b) the proceeds of any insurance policies covering the Mortgage Loans;
     WHEREAS, the parties hereto desire that: (i) [_______] sell the Cut-Off Date Principal Balances of the Mortgage Loans to the Purchaser on the Closing Date pursuant to the terms of this Agreement and (iii) the Seller and [___] make certain representations and warranties on the Closing Date;
     WHEREAS, pursuant to the Trust Agreement, the Purchaser will sell the Mortgage Loans and transfer all of its rights under this Agreement to the Issuer on the Closing Date;
     WHEREAS, pursuant to the terms of the Servicing Agreement, the Servicer will service the Mortgage Loans;
     WHEREAS, pursuant to the terms of the Trust Agreement, the Issuer will issue the Certificates;
     WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue the Notes, secured by the Trust Estate;
     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS
     Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture dated as of [_______], 20[__] (the “Indenture”), between the Issuer and the Indenture Trustee, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.
     Section 1.2 Other Definitional Provisions. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.
     As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.
     The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; the term “including” shall mean “including without limitation”; “or” shall include “and/or”; and the term “proceeds” shall have the meaning ascribed thereto in the UCC.
     The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.
     Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II
SALE OF MORTGAGE LOANS AND RELATED PROVISIONS
     Section 2.1 Sale of Mortgage Loans.
          (a) [_______], by the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in, to and under the following, and wherever located: (i) the Mortgage Loans (including the Cut-Off Date Principal Balances of the Mortgage Loans), all interest accruing thereon, all monies due or to become due thereon, and all collections in respect thereof received on or after the Cut-Off Date (other than interest thereon in respect of any period prior to the Cut-Off Date); (ii) the [_______]’s interest in any insurance policies in respect of the Mortgage Loans; and (iii) all proceeds of the foregoing.
          (b) In connection with the conveyance by [_______] of the Mortgage Loans, the Seller further agrees, at its own expense, on or prior to the Closing Date with respect to the Principal Balances of the Mortgage Loans, to indicate in its books and records that the respective Mortgage Loans have been sold to the Purchaser pursuant to this Agreement. The Servicer agrees to deliver to the Purchaser true and complete lists of all of the Mortgage Loans sold by the Seller specifying for each Mortgage Loan (i) its account number and (ii) its Cut-Off Date Principal Balance. The Mortgage Loan Schedule indicating such information with respect to the Mortgage Loans shall be marked as Exhibit 1 to this Agreement and is hereby incorporated into and made a part of this Agreement.
          (c) In connection with the conveyance by [_______] of the Mortgage Loans, [___] shall, (A) with respect to each Mortgage Loan, on behalf of the Purchaser deliver to, and deposit with the Custodian, at least five (5) Business Days before the Closing Date, the original Mortgage Note endorsed or assigned without recourse in blank (which endorsement shall contain either an original signature or a facsimile signature of an authorized officer of [___]), or, with respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit, and any modification agreement or amendment to such Mortgage Note and (B) except as provided in clause (A) with respect to the Mortgage Notes, deliver the Mortgage Files to the Servicer.
     Within the time period for the review of each Mortgage Note set forth in Section 2.2 of the Custodial Agreement, if a material defect in any Mortgage Note is discovered which may materially and adversely affect the value of the related Mortgage Loan, or the interests of the Indenture Trustee (as pledgee of the Mortgage Loans), the Noteholders, the Certificateholders in such Mortgage Loan, including [___]’s failure to deliver the Mortgage Note to the Custodian on behalf of the Indenture Trustee, [___] shall cure such defect, repurchase the related Mortgage Loan at the Repurchase Price or substitute an Eligible Substitute Loan therefor upon the same terms and conditions set forth in Section 3.1 hereof for breaches of representations and warranties as to the Mortgage Loans[, provided that the Seller shall have the option to substitute an Eligible Substitute Loan or Loans for such Mortgage Loan only if such substitution occurs within two years following the Closing Date]. If a material defect in any of the documents in the Mortgage File held by the Servicer is discovered which may materially and adversely affect the value of the related Mortgage Loan, or the interests of the Indenture Trustee (as pledgee of the Mortgage Loans), the Noteholders, the Certificateholders in such Mortgage Loan, including [___]’s failure to deliver such documents to the Servicer on behalf of the Indenture Trustee, [___] shall cure such defect, repurchase the related Mortgage Loan at the Repurchase Price or substitute an Eligible Substitute Loan therefor upon the same terms and conditions set forth in Section 3.1 hereof for breaches of representations and warranties as to the Mortgage Loans[, provided that the Seller shall have the option to substitute an Eligible Substitute Loan or Loans for such Mortgage Loan only if such substitution occurs within two years following the Closing Date]..
     Upon sale of the Mortgage Loans, the ownership of each Mortgage Note, each related Mortgage and the contents of the related Mortgage File shall be vested in the Purchaser and the ownership of all records and documents with respect to the Mortgage Loans that are prepared by or that come into the possession of the Seller or by the Servicer under the Servicing Agreement shall immediately vest in the Purchaser, and shall be promptly delivered to the Servicer and retained and maintained in trust by the Servicer (except for the Mortgage Notes, which shall be retained by the Custodian) at the will of the Purchaser, in such custodial capacity only. The Seller’s records will accurately reflect the sale of each Mortgage Loan sold by it to the Purchaser.
     The Purchaser hereby acknowledges its acceptance of all right, title and interest to the property conveyed to it pursuant to this Section 2.1.
          (d) The parties hereto intend that the transactions set forth herein constitute a sale by the Seller to the Purchaser of each of the Seller’ right, title and interest in and to their respective Mortgage Loans and other property as and to the extent described above. In the event the transactions set forth herein are deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller’s right, title and interest in, to and under all accounts, chattel papers, general intangibles, contract rights, payment intangibles, certificates of deposit, deposit accounts, instruments, documents, letters of credit, money, advices of credit, investment property, goods and other property consisting of, arising under or related to the Mortgage Loans and such other property, to secure all of the Seller’s obligations hereunder, and this Agreement shall and hereby does constitute a security agreement under applicable law. The Seller agrees to take or cause to be taken such actions and to execute such documents, including the filing of any continuation statements with respect to the UCC-1 financing statements filed with respect to the Mortgage Loans by the Purchaser on the Closing Date, and any amendments thereto required to reflect a change in the name or corporate structure of the Seller or the filing of any additional UCC-1 financing statements due to the change in the principal office or jurisdiction of incorporation of the Seller, as are necessary to perfect and protect the Purchaser’s and its assignees’ interests in each Mortgage Loan and the proceeds thereof. The Servicer shall file any such continuation statements on a timely basis.
          (e) In connection with the assignment of any Mortgage Loan registered on the MERS® System, [___] further agrees that it will cause, at [___]’s own expense, as soon as practicable after the Closing Date, the MERS® System to indicate that such Mortgage Loan has been assigned by [___] to the Indenture Trustee in accordance with this Agreement or the Trust Agreement for the benefit of the Noteholders by including (or deleting, in the case of Mortgage

Loans which are repurchased in accordance with this Agreement) in such computer files (a) the specific code which identifies the Indenture Trustee as the assignee of such Mortgage Loan and (b) the series specific code in the field “Pool Field” which identifies the series of the Notes issued in connection with the Mortgage Loans. [___] agrees that it will not alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.
     Section 2.2 [Reserved].
     Section 2.3 Payment of Purchase Price.
          (a) The sale of the Mortgage Loans shall take place on the Closing Date, subject to and simultaneously with the deposit of the Mortgage Loans into the Trust Estate, and the issuance of the Securities. The purchase price for the Mortgage Loans to be paid by the Purchaser to the Seller on the Closing Date shall be an amount equal to $[_______] in immediately available funds, in respect of the Cut-Off Date Principal Balances thereof.
          (b) In consideration of the sale of the Mortgage Loans by the Seller to the Purchaser on the Closing Date, the Purchaser shall pay to the Seller on the Closing Date by wire transfer of immediately available funds to a bank account designated by the Seller, the amount specified above in paragraph (a) for the Mortgage Loans; provided, that such payment may be on a net funding basis if agreed by the Seller and the Purchaser.
ARTICLE III
REPRESENTATIONS AND WARRANTIES;
REMEDIES FOR BREACH
     Section 3.1 Representations and Warranties. The Servicer represents and warrants to the Purchaser, as of the Closing Date (or if otherwise specified below, as of the date so specified):
     (a) As to the Servicer:
               (i) [___] is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan;
               (ii) [___] has the power and authority to make, execute, deliver and perform its obligations under this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement;

               (iii) [___] is not required to obtain the consent of any other Person or any consents, licenses, approvals or authorizations from, or registrations or declarations with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be;
               (iv) The execution and delivery of this Agreement by [___] and its performance and compliance with the terms of this Agreement will not violate [___]’s Certificate of Formation or Operating Agreement or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which [___] is a party or which may be applicable to [___] or any of its assets;
               (v) No litigation before any court, tribunal or governmental body is currently pending, or to the knowledge of [___] threatened, against [___] or with respect to this Agreement that in the opinion of [___] has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;
               (vi) [Reserved];
               (vii) This Agreement to which it is a party, constitutes a legal, valid and binding obligation of [___], enforceable against [___] in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws;
               (viii) [Reserved]; and
               (ix) [___] is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of [___] or its properties or might have consequences that would materially adversely affect its performance hereunder;
     (b) As to each Mortgage Loan (except as otherwise specified below) as of the Closing Date (except as otherwise specified below):
               (i) The information set forth in the Mortgage Loan Schedule with respect to each Mortgage Loan or the Mortgage Loans is true and correct in all material respects as of the date or dates respecting which such information is initially furnished;
               (ii) With respect to each of the Mortgage Loans: (A) the related Mortgage Note and the Mortgage had not been assigned or pledged, except for any assignment or pledge that has been satisfied and released, (B) immediately prior to the assignment of the Mortgage Loans to [_______], [___] had good title thereto and (C) immediately prior to such assignment, [___] was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, encumbrances, pledges, or security interests (other than, with respect to any Mortgage Loan in a second lien position, the lien of the related first mortgage) of any nature and had full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loan, to sell and assign the same pursuant to the related [_______] Purchase Agreement;
               (iii) [Reserved];
               (iv) To the best of [___]’s knowledge, there is no valid offset, defense or counterclaim of any obligor under any Mortgage Note or Mortgage;
               (v) To the best of [___]’s knowledge, there is no delinquent recording or other tax or fee or assessment lien against any related Mortgaged Property;
               (vi) To the best of [___]’s knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property;
               (vii) To the best of [___]’s knowledge, there are no mechanics’ or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are, or may be liens prior or equal to, or subordinate with, the lien of the related Mortgage, except liens which are fully insured against by the title insurance policy referred to in clause (xi);
               (viii) As of the Cut-Off Date no Mortgage Loan was 30 days or more delinquent in payment of principal or interest;
               (ix) [Reserved];
               (x) The related Mortgage Note and the related Mortgage at the time it was made complied in all material respects with applicable local, state and federal laws, including, but not limited to, applicable predatory lending laws;
               (xi) A title search or other assurance of title customary in the relevant jurisdiction was obtained with respect to each Mortgage Loan;
               (xii) None of the Mortgaged Properties is a mobile home or a manufactured housing unit that is not permanently attached to its foundation;
               (xiii) As of the Cut-Off Date, (a) no more than approximately [__]%, [__]% and [__]% of the Mortgage Loans, by Cut-Off Date Principal, are secured by Mortgaged Properties located in [______], [______] and [______], respectively;
               (xiv) As of the Cut-Off Date, the Combined Loan-to-Value Ratio for each Mortgage Loan was not in excess of 100.00%;
               (xv) [Reserved];

               (xvi) As of the Cut-Off Date, no more than approximately [__]% of the Mortgage Loans, by Cut-Off Date Principal Balance, are secured by Mortgaged Properties which may have been appraised using a statistical property evaluation method and most of the appraisals on such Mortgaged Properties have been delivered by [______]; no more than approximately [__]% of the Mortgage Loans, by Cut-Off Date Principal Balance, are secured by Mortgaged Properties which may have been appraised using a tax assessment; no more than approximately [__]% of the Mortgage Loans, by Cut-Off Date Principal Balance, are secured by Mortgaged Properties which may have been appraised using a broker price opinion; no more than approximately [__]% of the Mortgage Loans, by Cut-Off Date Principal Balance, are secured by Mortgaged Properties which may have been appraised using a URAR Form 1004; no more than approximately [__]% of the Mortgage Loans, by Cut-Off Date Principal Balance, are secured by Mortgaged Properties which may have been appraised using a Drive-By Form 704; no more than approximately [__]% of the Mortgage Loans, by Cut-Off Date Principal Balance, are secured by Mortgaged Properties which may have been appraised using Form 1025; no more than approximately [__]% of the Mortgage Loans, by Cut-Off Date Principal Balance, are secured by Mortgaged Properties which may have been appraised using Form 1073; no more than approximately [__]% of the Mortgage Loans, by Cut-Off Date Principal Balance, are secured by Mortgaged Properties which may have been appraised using Form 1075 (With Exterior); no more than approximately [__]% of the Mortgage Loans, by Cut-Off Date Principal Balance, are secured by Mortgaged Properties which may have been appraised using Form 2055 (Exterior Only); no more than approximately [__]% of the Mortgage Loans, by Cut-Off Date Principal Balance, are secured by Mortgaged Properties which may have been appraised using a Form 2055 (with Interior Inspection); and none of the Mortgage Loans, by Cut-Off Date Principal Balance, are secured by Mortgaged Properties which may have been appraised using a Form 2065; no more than approximately [__]% of the Mortgage Loans, by Cut-Off Date Principal Balance, are secured by Mortgaged Properties which may have been appraised using Form 2075;
               (xvii) Within a loan type, and except as required by applicable law, each Mortgage Note and each Mortgage is an enforceable obligation of the related Mortgagor;
               (xviii) To the best knowledge of [___], the physical property subject to each Mortgage is free of material damage and is in acceptable repair;
               (xix) [___] has not received a notice of default of any senior mortgage loan related to a Mortgaged Property which has not been cured by a party other than the Servicer;
               (xx) None of the Mortgage Loans is a reverse mortgage loan;
               (xxi) No Mortgage Loan has an original term to maturity in excess of 360 months;
               (xxii) As of the Cut-Off Date, [__]% of the Mortgage Loans, by Cut-Off Date Principal, are fixed rate. As of the Cut-Of Date, [__]% of the Mortgage Loans, by Cut-Off Date Principal, are adjustable rate. As of the Cut-Off Date, the Loan Rates on the Mortgage Loans range between [__]% and [__]%. As of the Cut-Off Date, the weighted average Loan

Rate for the Mortgage Loans is approximately [__]%. The weighted average remaining term to scheduled maturity of the Mortgage Loans on a contractual basis as of the Cut-Off Date is approximately [__] months;
               (xxiii) (A) Each Mortgaged Property consists of a single parcel of real property with a single family or two- to four-family residence erected thereon, or an individual condominium unit, planned unit development unit, manufactured housing unit or a townhouse. (B) With respect to the Mortgage Loans, (a) approximately [__]% (by Cut-Off Date Principal Balance) are secured by real property with a single family residence erected thereon, (b) approximately [__]% (by Cut-Off Date Principal Balance) are secured by real property improved by planned development units, (c) approximately [__]% (by Cut-Off Date Principal Balance) are secured by real property improved by individual condominium units, (d) approximately [__]% (by Cut-Off Date Principal Balance) are secured by real property with a two- to four-family residence erected thereon, and (e) approximately [__]% (by Cut-Off Date Principal Balance) are secured by real property improved by townhouses;
               (xxiv) As of the Cut-Off Date, no Mortgage Loan had a principal balance in excess of $[__].
               (xxv) No more than approximately [__]% of the Mortgage Loans, by aggregate Principal Balance as of the Cut-Off Date, are secured by second liens;
               (xxvi) A policy of hazard insurance and flood insurance, if applicable, was required from the Mortgagor for the Mortgage Loan when the Mortgage Loan was originated;
               (xxvii) Other than with respect to a payment default, there is no material default, breach, violation or event of acceleration existing under the terms of any Mortgage Note or Mortgage and, to the best of [___]’s knowledge, no event which, with notice and expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under the terms of any Mortgage Note or Mortgage, and no such material default, breach, violation or event of acceleration has been waived by [___] involved in originating or servicing the related Mortgage Loan;
               (xxviii) [Reserved];
               (xxix) With respect to each Mortgage Loan secured by a second lien, either (a) no consent for such Mortgage Loan was required by the holder or holders of the related prior lien, (b) such consent has been obtained and is contained in the related Mortgage File or (c) no consent for such Mortgage Loan was required by relevant law;
               (xxx) With respect to each Mortgage Loan, to the extent permitted by applicable law, the related Mortgage contains a customary provision for the acceleration of the payment of the unpaid Principal Balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;
               (xxxi) No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by a foreign (non-United States) sovereign government;

               (xxxii) None of the Mortgage Loans are “high cost loans” subject to the Home Ownership and Equity Protection Act of 1994;
               (xxxiii) As of the Cut-Off Date, none of the Mortgage Loans are “High Cost Loans” or “Covered Loans” (as such terms are defined in the current version of Appendix E to the Standard & Poor’s LEVELS Glossary in effect as of the Closing Date);
               (xxxiv) None of the Mortgage Loans are secured by Mortgaged Properties located in the State of Georgia;
               (xxxv) [Each Mortgage Loan constitutes a “qualified mortgage” under Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9) without reliance on the provisions of Treasury Regulations Section 1.860G-2(a)(3) or Treasury Regulations Section 1.860G-2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a “qualified mortgage” notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9)];
               (xxxvi) [___] used no selection procedures that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans originated or acquired by [___] under the Jumbo Loan Program. The Mortgage Loans are representative of [___]’s portfolio of jumbo mortgage loans that were originated under the Jumbo Loan Program;
               (xxxvii) No fraud or misrepresentation of a material fact with respect to the origination of a Mortgage Loan has taken place on the part of [___] and to the best of [___]’s knowledge, no fraud or misrepresentation of a material fact with respect to the origination of a Mortgage Loan has taken place on the part of any third party, including without limitation the related mortgagor, connected with the origination of a Mortgage Loan; and
               (xxxviii) No borrower obtained a prepaid single premium credit life, credit disability, credit unemployment or credit property insurance policy in connection with the origination of the Mortgage Loans.
          With respect to this Section 3.1(b), representations made by [___] with respect to the Mortgage Loans are made by [___] in its capacity as Servicer.
     (c) [Reserved].
     (d) [_______] Representations and Warranties. The Seller represents and warrants to the Purchaser:
(I)	As to the Seller:
               (i) [_______] is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware;
               (ii) [_______] has the power and authority to make, execute, deliver and perform its obligations under this Agreement to which it is a party and all of the transactions contemplated under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement;
               (iii) [_______] is not required to obtain the consent of any other Person or any consents, licenses, approvals or authorizations from, or registrations or declarations with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be;
               (iv) The execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not violate [_______]’s organizational documents or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which [_______] is a party or which may be applicable to [_______] or any of its assets;
               (v) No litigation before any court, tribunal or governmental body is currently pending, or to the knowledge of [_______] threatened, against [_______] or with respect to this Agreement that in the opinion of [_______] has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement;
               (vi) This Agreement constitutes a legal, valid and binding obligation of [_______], enforceable against [_______] in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) or by public policy with respect to indemnification under applicable securities laws;
               (vii) This Agreement constitutes a valid transfer and assignment to the Purchaser of all right, title and interest of [_______] in and to the Mortgage Loans, including the Cut-Off Date Principal Balances with respect to the Mortgage Loans, all monies due or to become due with respect thereto, and all proceeds of such Cut-Off Date Principal Balances with respect to the Mortgage Loans; and
               (viii) [_______] is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of [_______] or its properties or might have consequences that would materially adversely affect its performance hereunder.
     (II) As to the Mortgage Loans as of the Closing Date:
               (i) With respect to the Mortgage Loans: (A) the related Mortgage Note and the Mortgage have not been assigned or pledged, except for any assignment or pledge that has been satisfied and released, (B) immediately prior to the assignment of the Mortgage Loans to the Purchaser, [_______] had good title thereto and (C) [_______] is the sole owner and holder of the Mortgage Loan free and clear of any and all liens, encumbrances, pledges, or security interests (other than, with respect to any Mortgage Loan in a second lien position, the lien of the related first mortgage) of any nature and has full right and authority, under all governmental and regulatory bodies having jurisdiction over the ownership of the applicable Mortgage Loans to sell and assign the same pursuant to this Agreement;
               (ii) For each Mortgage Loan, the related Mortgage File contains or will contain each of the documents and instruments specified to be included therein in the definition of “Mortgage File” in Appendix A to the Indenture (it being understood that the Custodian maintains the Mortgage Note related to each Mortgage File and the Servicer maintains the remainder of the items to be included in the Mortgage File pursuant to the terms of this Agreement);
               (iii) [Each Mortgage Loan constitutes a “qualified mortgage” under Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9) without reliance on the provisions of Treasury Regulations Section 1.860G 2(a)(3) or Treasury Regulations Section 1.860G-2(f)(2) or any other provision that would allow a Mortgage Loan to be treated as a “qualified mortgage” notwithstanding its failure to meet the requirements of Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9)]
               (iv) [_______] has not transferred the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of its creditors; and
               (v) No instrument of release or waiver has been executed by [_______] in connection with the Mortgage Loans, and no Mortgagor has been released by [_______], in whole or in part, from its obligations in connection therewith.
     (e) Remedies. Upon discovery by the Seller or the Servicer or upon notice from the Purchaser, the Issuer, the Owner Trustee, the Indenture Trustee or the Custodian, as applicable, of a breach of the Seller’s or [___]’s respective representations or warranties in paragraphs (a) or (d)(I) above that materially and adversely affects the interests of the Securityholders, in any Mortgage Loan, the Seller shall, within 90 days of its discovery or its receipt of notice of such breach, either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a Related Document, either (A) repurchase such Mortgage Loan from the Issuer at the Repurchase Price, or (B) substitute one or more Eligible Substitute Loans for such Mortgage Loan, in each case in the manner and subject to the conditions and limitations set forth below.
     Upon discovery by the Seller or the Servicer or upon notice from the Purchaser, the Issuer, the Servicer, the Owner Trustee, the Indenture Trustee or the Custodian, as applicable, of a breach of the Seller’s or [___]’s representations or warranties in paragraphs (b) or (d)(II) above, with respect to any Mortgage Loan, or upon the occurrence of a Repurchase Event, that materially and adversely affects the interests of the Securityholders or the Purchaser in such Mortgage Loan (notice of which shall be given to the Purchaser by the Seller or the Servicer, if it discovers the same), notwithstanding the Seller’s or [___]’s lack of knowledge with respect to the substance of such representation and warranty, [___] or the Seller shall, as applicable, within

90 days after the earlier of its discovery or receipt of notice thereof, [or, if such breach has the effect of making the Mortgage Loan fail to be a “qualified mortgage” within the meaning of Section 860G of the Internal Revenue Code, within 90 days after the discovery thereof by either the Seller, the Servicer, the Issuer, the Owner Trustee, the Indenture Trustee or the Purchaser] either cure such breach or Repurchase Event in all material respects or either (i) repurchase such Mortgage Loan from the Issuer at the Repurchase Price, or (ii) substitute one or more Eligible Substitute Loans for such Mortgage Loan, in each case in the manner and subject to the conditions set forth below, provided that the Seller shall have the option to substitute an Eligible Substitute Loan or Loans for such Mortgage Loan [only if such substitution occurs within two years following the Closing Date]. The Repurchase Price for any such Mortgage Loan repurchased by the Seller shall be deposited or caused to be deposited by the Servicer into the Custodial Account. Any purchase of a Mortgage Loan due to a Repurchase Event shall be the obligation of the Seller.
     In furtherance of the foregoing, if the Seller is not a member of MERS and the Mortgage is registered on the MERS® System, the Seller, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS® System in accordance with MERS’ rules and regulations.
     In the event that the Seller elects to substitute an Eligible Substitute Loan or Loans for a Deleted Loan pursuant to this Section 3.1, the Seller shall deliver to the Custodian on behalf of the Issuer, with respect to such Eligible Substitute Loan or Loans, the original Mortgage Note, with the Mortgage Note endorsed as required under the definition of “Mortgage File” and shall deliver the other documents required to be part of the Mortgage File to the Servicer. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Eligible Substitute Loans in the month of substitution shall not be part of the Trust Estate and will be retained by the Servicer and remitted by the Servicer to the Seller on the next succeeding Payment Date, provided that a payment at least equal to the applicable Monthly Payment for such month in respect of the Deleted Loan has been received by the Issuer. For the month of substitution, distributions to the Note Payment Account pursuant to the Servicing Agreement will include the Monthly Payment due on a Deleted Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Loan. The Servicer shall amend or cause to be amended the Mortgage Loan Schedule to reflect the removal of such Deleted Loan and the substitution of the Eligible Substitute Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Owner Trustee, the Indenture Trustee. Upon such substitution, the Eligible Substitute Loan or Loans shall be subject to the terms of this Agreement and the Servicing Agreement in all respects, the Seller shall be deemed to have made the representations and warranties with respect to the Eligible Substitute Loan contained herein set forth in Section 3.1(b) (other than clauses (viii) (xiii), (xxiv), (xxv)(B), (xxvi) and (xxvii) thereof and other than clauses (iii) and (ix) thereof in the case of Eligible Substitute Loans substituted by [_______]); the Seller shall be deemed to have made the representations and warranties set forth in Section 3.1(d)(II); as of the date of substitution, and the Seller shall be deemed to have made a representation and warranty that each Mortgage Loan so substituted is an Eligible Substitute Loan as of the date of substitution. In addition, the Seller shall be obligated to repurchase or substitute for any Eligible

Substitute Loan as to which a Repurchase Event has occurred as provided herein. In connection with the substitution of one or more Eligible Substitute Loans for one or more Deleted Loans, the Servicer shall determine the amount (such amount, a “Substitution Adjustment Amount”), if any, by which the aggregate principal balance of all such Eligible Substitute Loans as of the date of substitution is less than the aggregate principal balance of all such Deleted Loans (after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Note Payment Account in the month of substitution). The Seller shall deposit the amount of such shortfall into the Custodial Account on the date of substitution, without any reimbursement therefor.
     Notwithstanding the foregoing, with respect to any Mortgage Loan for which a breach of Section 3.1(b)(xv) has occurred, no substitutions will be allowed unless the Seller pays to the Servicer, an amount sufficient to indemnify the Trust Fund, Purchaser, Issuer and Indenture Trustee against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of such representation.
     Upon receipt by the Indenture Trustee on behalf of the Issuer and the Custodian of written notification, signed by a Servicing Officer, of the deposit of such Repurchase Price or of such substitution of an Eligible Substitute Loan (together with the complete related Mortgage File) and deposit of any applicable Substitution Adjustment Amount as provided above, the Custodian, on behalf of the Indenture Trustee, shall (i) release to the Seller the related Mortgage Note for the Mortgage Loan being repurchased or substituted for, (ii) cause the Servicer to release to the Seller any remaining documents in the related Mortgage File which are held by the Servicer, and (iii) the Indenture Trustee on behalf of the Issuer shall execute and deliver such instruments of transfer or assignment prepared by the Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its respective designee such Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be an asset of the Issuer.
     It is understood and agreed that the obligation of the Seller to cure any breach, or to repurchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing, shall constitute the sole remedy respecting such breach available to the Purchaser, the Issuer, the Certificateholders (or the Owner Trustee on behalf of the Certificateholders) and the Noteholders (or the Indenture Trustee on behalf of the Noteholders) against the Seller.
     It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the respective Mortgage Notes to the Issuer or the Custodian.
     In the event that [_______] does not comply with its obligations to repurchase mortgage loans pursuant to this Agreement, [___] shall repurchase any such mortgage loans but only to the extent that [_______] is obligated to do so hereunder.

ARTICLE IV
SELLERS’ COVENANTS
     Section 4.1 Covenants of the Seller. The Seller hereby covenants that, except for the transfer hereunder, it will not sell, pledge, assign or transfer to any other Person, or grant, create, incur or assume any Lien on any Mortgage Loan, or any interest therein. The Seller shall notify the Issuer (in the case of the Mortgage Loans, as assignee of the Purchaser), of the existence of any Lien (other than as provided above) on any Mortgage Loan immediately upon discovery thereof; and the Seller shall defend the right, title and interest of the Issuer (in the case of the Mortgage Loans, as assignee of the Purchaser) in, to and under the Mortgage Loans against all claims of third parties claiming through or under the Seller; provided, however, that nothing in this Section 4.1 shall be deemed to apply to any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Seller shall currently be contesting the validity thereof in good faith by appropriate Proceedings.
ARTICLE V
SERVICING
     Section 5.1 Servicing. [___] shall service the Mortgage Loans pursuant to the terms and conditions of the Servicing Agreement and the Program Guide and shall service the Mortgage Loans directly or through one or more sub-servicers in accordance therewith.
ARTICLE VI
LIMITATION ON LIABILITY OF THE SELLERS
     Section 6.1 Limitation on Liability of the Seller. None of the directors, officers, employees or agents of [___] or [_______] shall be under any liability to the Purchaser or the Issuer, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement. Except as and to the extent expressly provided in the Servicing Agreement, [___] and [_______] shall not be under any liability to the Issuer, the Owner Trustee, the Indenture Trustee or the Securityholders. [___] or [_______] and any director, officer, employee or agent of [___] or [_______] may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.
ARTICLE VII
TERMINATION
     Section 7.1 Termination. The obligations and responsibilities of the parties hereto shall terminate upon the termination of the Trust Agreement.

ARTICLE VIII
MISCELLANEOUS PROVISIONS
     Section 8.1 Amendment. This Agreement may be amended from time to time by the parties hereto by written agreement[, provided that the Servicer and the Indenture Trustee shall have received an Opinion of Counsel to the effect that such amendment will not result in an Adverse REMIC Event].
     Section 8.2 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
     Section 8.3 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:
(a)	if to the [___]:
[_______________]
[_______________]
[_______], [_______] [_______]
Attention: [_______]
Re: PRS Series 20[__]-[__] Trust;
(b)	if to [_______]:
[_______]
c/o [_______]
[_______]
[_______], [_______] [_______]
Attention: [_______]
Re: PRS Series 20[__]-[__] Trust;
(c)	if to the Purchaser:
Phoenix Residential Securities, LLC
1100 Virginia Drive
Fort Washington, Pennsylvania 19034
Attention:President
Re: PRS Series 20[__]-[__] Trust;
(d)	if to the Indenture Trustee:

[_______]
[_______]
[_______], [_______] [_______]
Attention: [_______];
(e)	if to the Issuer:
c/o [_______], as Owner Trustee
[_______]
[_______]
[_______], [_______] [_______]
Telecopier: [_______]
Re: PRS Series 20[__]-[__] Trust;
or, with respect to any of the foregoing Persons, at such other address as may hereafter be furnished to the other foregoing Persons in writing.
     Section 8.4 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.
     Section 8.5 Relationship of Parties. Nothing herein contained shall be deemed or construed to create a partnership or joint venture among the parties hereto, and the services of [___] shall be rendered as an independent contractor and not as agent for the Purchaser.
     Section 8.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.
     Section 8.7 Further Agreements. The parties hereto each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.
     Section 8.8 Intention of the Parties. It is the intention of the parties hereto that the Purchaser will be purchasing on the Closing Date, and the Seller will be selling on the Closing Date, the Mortgage Loans, rather than the Purchaser providing a loan to the Seller secured by the Mortgage Loans on the Closing Date. Accordingly, the parties hereto each intend to treat this transaction for federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans on the Closing Date. The Purchaser and the Issuer shall each have the right to review the Mortgage Loans and the Related Documents to determine the characteristics of the Mortgage Loans which will affect the federal income tax consequences of owning the Mortgage Loans, and the Seller shall cooperate with all reasonable requests made by the Purchaser or the Issuer in the course of such review.

     Section 8.9 Successors and Assigns; Assignment of this Agreement.
          (a) This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns. The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser, which consent shall be at the Purchaser’s sole discretion; provided, that the Seller may assign its obligations hereunder to any Affiliate of the Seller, to any Person succeeding to the business of the Seller, to any Person into which the Seller is merged and to any Person resulting from any merger, conversion or consolidation to which the Seller is a party. The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to the PRS Series 20[__]-[__] Trust.
          (b) As an inducement to the Purchaser and the Issuer to purchase the Mortgage Loans, the Seller acknowledges and consents to (i) the assignment by the Purchaser to the Issuer of all of the Purchaser’s rights against the Seller pursuant to this Agreement insofar as such rights relate to the Mortgage Loans transferred to the Issuer and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Issuer, (ii) the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by or on behalf of the Issuer and (iii) the Issuer’s pledge of its interest in this Agreement to the Indenture Trustee and the enforcement by the Indenture Trustee of any such right or remedy against the Seller following an Event of Default under the Indenture. Such enforcement of a right or remedy by the Issuer, the Owner Trustee or the Indenture Trustee, as applicable, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser or the Issuer directly.
     Section 8.10 Survival. The representations and warranties made herein by the Seller and the provisions of Article VI hereof shall survive the purchase of the Mortgage Loans hereunder.

     IN WITNESS WHEREOF, the parties hereto have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

PHOENIX RESIDENTIAL SECURITIES, LLC, as Purchaser
By:
Name:
Title:

[_______________], as Seller and Servicer
By:
Name:
Title:

[_______], as Seller
By:	[_______],
not in its individual capacity but solely as
Owner Trustee

By:
Name:
Title:

[Signatures Continue On Following Page]

PRS SERIES 20[__]-[__] TRUST, as Issuer
By:	[_______],
not in its individual capacity but solely as
Owner Trustee

By:
Name:
Title:

[_______], not in its individual capacity but solely as Indenture Trustee
By:
Name:
Title:

EXHIBIT 1
MORTGAGE LOAN SCHEDULE
[On file with the Servicer]

Exhibit 1